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                                 EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements No. 333-56381 and No. 333-69871 on Form S-8.


                                                       /s/  ARTHUR ANDERSEN LLP

San Jose, California
March 15, 1999

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